UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2021
Annual Report
to Shareholders
DWS High Income Fund

Contents
3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
32	Statement of Assets and Liabilities
34	Statement of Operations
35	Statements of Changes in Net Assets
36	Financial Highlights
43	Notes to Financial Statements
58	Report of Independent Registered Public Accounting Firm
60	Information About Your Fund’s Expenses
61	Tax Information
62	Advisory Agreement Board Considerations and Fee Evaluation
66	Board Members and Officers
71	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS High Income Fund

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
DWS High Income Fund	|	3

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 13 for more complete performance information.
Investment Strategy and Process
Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in high-yield bonds.
The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:
•Analyzes economic conditions for improving or undervalued sectors and industries
•Uses independent credit research to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential
• Assesses new offerings versus secondary market opportunities
•Seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credit
Class A shares of the Fund returned 8.84% (unadjusted for sales charges) during the 12-month period that ended on September 30, 2021, underperforming the 11.46% return of the ICE BofA US High Yield Index. The Fund outpaced the average return of the funds in its Morningstar peer group, High Yield Bond, in the five- and 10-year periods that ended on the same date.
High-yield bonds delivered strong returns over the past year. Economic conditions improved as the COVID-19 vaccines were rolled out,
4	|	DWS High Income Fund

strengthening the credit outlook for high-yield companies. The policy backdrop was also favorable, with near-zero interest rates, continued quantitative easing, and multiple spending packages passed by the U.S. government. The rally in oil prices was another tailwind for performance, in that it enabled a larger number of high-yield energy companies to achieve profitability. In addition, higher oil prices allowed more energy firms to refinance existing debt or obtain funding to pursue mergers and acquisitions. This favorable environment facilitated robust new issuance, demonstrating the market’s accessibility to lower-rated issuers that are seeking to refinance maturing debt or acquire capital to take advantage of opportunities as COVID-19 recedes and the economy recovers. In total, these factors gave investors confidence to take on higher risk in search of more attractive yields.
These developments led to a sharp decline in yield spreads, offsetting the impact of higher U.S. Treasury yields. The ICE BofA US High Yield Master II Option-Adjusted Spread — which measures the difference between yields on high-yield bonds and equivalent Treasuries — fell from 541 basis points (5.41 percentage points) at the beginning of the period to 315 on September 30, 2021.
“We view credit analysis as critical for balancing risk and generating longer-term outperformance.”
Returns by ratings class reflected the continued strength in investors’ appetite for risk. CCC rated bonds returned 21.2% in the annual period, while B and BB rated securities gained 10.0% and 9.7%, respectively.
Contributors and Detractors
The Fund’s focus on higher-quality debt was a key detractor at a time in which lower-rated issues outperformed. Security selection also played a role in the Fund’s shortfall in relation to its benchmark. Sector allocations contributed, however, with overweight positions in the metals & mining and midstream energy sectors having the largest positive impact.
Among individual securities, an overweight position in the bonds of the global mining company First Quantum Minerals, Ltd. was the leading contributor to performance. First Quantum delivered strong operational and financial results, and it repaid a portion of its debt. In addition,
DWS High Income Fund	|	5

demand for copper — the company’s primary product — improved as the world economy recovered. An overweight in the chemical producer Chemours Co. aided performance, as well. The bonds rose in price after the company reported improving results and forecasted increasing profitability over the next year. Demand for titanium dioxide, one the company’s key products, rose as the economy strengthened. An overweight in MGM Growth Properties Operating Partnership LP, a real estate investment trust (REIT) engaged in acquiring and owning large-scale casino resort properties, was another top contributor. The bonds rallied after the company announced it would be acquired by VICI Properties LP, a similar casino/resort-focused REIT. Investors anticipated that the combined company would have a stronger credit profile and be well positioned to benefit from the post-COVID recovery in Las Vegas tourism and gaming.
The lack of a position in Transocean Ltd. — an offshore oil and natural gas drilling contractor that reported increased demand for its drilling ships as energy prices rose — detracted from performance. An underweight in Kraft Heinz Foods Co. was a further detractor, as the bonds gained ground after the company announced continuing debt repayments in an effort to shore up its balance sheet. Kraft Heinz is considered a strong candidate to be upgraded back to an investment-grade rating. The Fund was also hurt by an underweight in the oil and natural gas producer Ovintiv, Inc. The bonds strengthened as the company benefited from increasing energy prices and used its robust free cash flow and the proceeds from asset sales to pay down debt and improve its financial condition.
The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which did not have a material effect on performance. Although we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.
Outlook and Positioning
We retain a constructive view on the high-yield market. However, the persistence of COVID-19, particularly the resurgence of the delta variant, remained a hinderance to the economic recovery. While improving economic growth can continue to provide a supportive backdrop for high yield, a number of factors could lead to elevated market volatility. Among these are ongoing supply-chain problems and higher input costs (especially for labor, energy, and other commodities). Persistent political
6	|	DWS High Income Fund

turmoil, including legislative impasses, difficulty extending the debt ceiling, and delays in passing infrastructure legislation, may also be sources of volatility. Not least, we continue to closely monitor geopolitical and national security developments, particularly aspects of strategic competition between the Western powers and China.
Government policymakers and the Fed continue to provide support for the economic recovery. While the Fed is likely to taper its asset-purchase programs and eventually begin to hike interest rates, we believe it will make efforts to signal these moves carefully to avoid undue market disruptions. In addition, the possibility that some components of recent inflation will prove transitory could alleviate the pressure on the Fed to raise rates in the near future. The passage of an infrastructure spending plan would also be favorable for investor sentiment.
Strong refinancing activity by U.S. high-yield issuers over the past year has strengthened balance sheets and pushed default rates below the long-term historical average. Many issues have sought to improve their financial positions further and pursue credit rating agency upgrades. In addition, readily accessible capital markets and healthy balance sheets have provided support for the market by facilitating increased merger and acquisition activity.
Notwithstanding the recent challenges and the possibility of continued volatility, we continue to identify securities with the potential for attractive total returns. In particular, we seek issuers where improving credit metrics could lead to ratings upgrades. We also remain on the lookout for opportunities where anticipated merger and acquisition activity could benefit the credit metrics of acquiring and target companies. Ultimately, we view credit analysis as critical for balancing risk and generating longer-term outperformance.
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2006.
—
Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—
Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—
Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—
BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
DWS High Income Fund	|	7

Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—
Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
—
Portfolio Manager for High Yield Strategies: New York.
—
BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—
Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst.
—
Prior to joining, he served as a business analyst at Deloitte Consulting.
—
Portfolio Manager for High Yield Strategies: New York.
—
BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
The Morningstar High Yield Bond category portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. It is not possible to invest directly in a Morningstar category. The one-, five-, and 10-year average annual total returns for the Morningstar High Yield Bond category were 10.50%, 5.41%, and 6.25%.
Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.
The ICE BofA Merrill Lynch US High Yield Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.
Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.
Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in a fund.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons
8	|	DWS High Income Fund

including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.
DWS High Income Fund	|	9

Performance Summary	September 30, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	8.84%	5.77%	6.66%
Adjusted for the Maximum Sales Charge (max 4.50% load)	3.94%	4.80%	6.17%
ICE BofA US High Yield Index†	11.46%	6.34%	7.29%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	8.81%	5.76%	6.61%
Adjusted for the Maximum Sales Charge (max 2.50% load)	6.09%	5.23%	6.34%
ICE BofA US High Yield Index†	11.46%	6.34%	7.29%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	7.97%	4.98%	5.85%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.97%	4.98%	5.85%
ICE BofA US High Yield Index†	11.46%	6.34%	7.29%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
No Sales Charges	8.49%	5.45%	6.29%
ICE BofA US High Yield Index†	11.46%	6.34%	7.29%
Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/21
No Sales Charges	8.91%	6.03%	4.85%
ICE BofA US High Yield Index†	11.46%	6.34%	5.39%
Class S	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/21
No Sales Charges	9.05%	5.99%	5.84%
ICE BofA US High Yield Index†	11.46%	6.34%	6.39%

10	|	DWS High Income Fund

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
No Sales Charges	9.09%	6.06%	6.94%
ICE BofA US High Yield Index†	11.46%	6.34%	7.29%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 0.95%, 0.96%, 1.74%, 1.33%, 0.69%, 0.76% and 0.71% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class A shares of DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
DWS High Income Fund	|	11

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.
**	Class S shares commenced operations on May 1, 2012.
†	ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

12	|	DWS High Income Fund

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/21	$ 4.84	$ 4.85	$ 4.85	$ 4.84	$ 4.84	$ 4.85	$ 4.85
9/30/20	$ 4.65	$ 4.66	$ 4.66	$ 4.65	$ 4.66	$ 4.66	$ 4.66
Distribution Information as of 9/30/21
Income Dividends, Twelve Months	$ .22	$ .22	$ .18	$ .20	$ .23	$ .23	$ .23
September Income Dividend	$ .0181	$ .0180	$ .0149	$ .0168	$ .0193	$ .0190	$ .0190
SEC 30-day Yield‡	2.55%	2.61%	1.93%	2.35%	2.98%	2.85%	2.80%
Current Annualized Distribution Rate‡	4.49%	4.45%	3.69%	4.17%	4.79%	4.70%	4.70%
‡	The SEC yield is net investment income per share earned over the month ended September 30, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.63% and 2.79% for Class R and Class S shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.45% and 4.64% for Class R and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
DWS High Income Fund	|	13

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/21	9/30/20
Corporate Bonds	96%	96%
Cash Equivalents	3%	3%
Loan Participations and Assignments	1%	1%
Warrants	0%	0%
Common Stocks	0%	0%
Government & Agency Obligations	—	0%
Convertible Bonds	—	0%
	100%	100%
Asset allocation excludes derivatives.
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	9/30/21	9/30/20
Consumer Discretionary	20%	19%
Energy	17%	12%
Communication Services	15%	20%
Industrials	14%	9%
Materials	10%	12%
Health Care	10%	10%
Real Estate	4%	4%
Utilities	3%	5%
Consumer Staples	3%	4%
Financials	2%	2%
Information Technology	2%	3%
	100%	100%
Sector diversification excludes derivatives.
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	9/30/21	9/30/20
BBB	7%	6%
BB	57%	61%
B	29%	29%
CCC	7%	4%
Not Rated	0%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.
14	|	DWS High Income Fund

Investment Portfolio	as of September 30, 2021
	Principal Amount ($)(a)	Value ($)
Corporate Bonds 95.2%
Communication Services 14.7%
Altice France Holding SA:
144A, 6.0%, 2/15/2028 (b)	1,120,000	1,075,732
144A, 10.5%, 5/15/2027	2,790,000	3,051,144
Altice France SA:
144A, 5.125%, 1/15/2029	251,000	245,980
144A, 5.5%, 1/15/2028	2,400,000	2,440,140
144A, 8.125%, 2/1/2027	2,926,000	3,148,376
Audacy Capital Corp.:
144A, 6.5%, 5/1/2027 (b)	1,175,000	1,201,837
144A, 6.75%, 3/31/2029 (b)	835,000	841,613
Avaya, Inc., 144A, 6.125%, 9/15/2028	2,020,000	2,123,969
CCO Holdings LLC:
144A, 4.25%, 1/15/2034	330,000	326,906
144A, 4.5%, 8/15/2030	1,915,000	1,975,744
144A, 4.75%, 3/1/2030	2,000,000	2,090,950
144A, 5.0%, 2/1/2028	2,205,000	2,301,799
144A, 5.125%, 5/1/2027	4,015,000	4,180,860
144A, 5.375%, 6/1/2029	3,650,000	3,942,000
Cincinnati Bell, Inc., 144A, 7.0%, 7/15/2024	2,000,000	2,035,460
Clear Channel Outdoor Holdings, Inc., 144A, 7.5%, 6/1/2029	1,100,000	1,144,000
Clear Channel Worldwide Holdings, Inc., 144A, 5.125%, 8/15/2027	4,545,000	4,703,211
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027 (b)	1,800,000	1,712,088
CommScope, Inc., 144A, 8.25%, 3/1/2027	1,935,000	2,025,413
Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028	2,275,000	2,471,219
CSC Holdings LLC:
144A, 5.0%, 11/15/2031 (b)	1,195,000	1,145,348
144A, 5.5%, 4/15/2027	5,380,000	5,601,118
144A, 5.75%, 1/15/2030	2,255,000	2,292,715
144A, 6.5%, 2/1/2029	2,845,000	3,080,993
Diamond Sports Group LLC, 144A, 5.375%, 8/15/2026	675,000	445,500
DIRECTV Holdings LLC, 144A, 5.875%, 8/15/2027	1,620,000	1,690,875
DISH DBS Corp.:
5.875%, 11/15/2024	1,389,000	1,493,564
7.375%, 7/1/2028 (b)	730,000	774,147
7.75%, 7/1/2026	1,290,000	1,456,700
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	15

	Principal Amount ($)(a)		Value ($)
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028		2,195,000	2,304,750
144A, 5.875%, 10/15/2027		1,170,000	1,243,125
iHeartCommunications, Inc.:
144A, 5.25%, 8/15/2027		1,900,000	1,974,214
8.375%, 5/1/2027		1,150,000	1,229,063
Lamar Media Corp., 4.875%, 1/15/2029		1,180,000	1,250,800
LCPR Senior Secured Financing DAC:
144A, 5.125%, 7/15/2029		1,350,000	1,390,433
144A, 6.75%, 10/15/2027		2,735,000	2,899,100
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		1,140,000	1,129,911
144A, 5.0%, 8/15/2027		1,900,000	1,948,735
Radiate Holdco LLC:
144A, 4.5%, 9/15/2026		680,000	702,100
144A, 6.5%, 9/15/2028		3,150,000	3,211,929
Sirius XM Radio, Inc.:
144A, 3.125%, 9/1/2026		1,730,000	1,753,787
144A, 5.5%, 7/1/2029		3,215,000	3,476,219
Telecom Italia Capital SA, 6.375%, 11/15/2033		3,320,000	3,863,484
Uber Technologies, Inc.:
144A, 4.5%, 8/15/2029		350,000	352,406
144A, 6.25%, 1/15/2028		460,000	493,345
144A, 7.5%, 5/15/2025		1,500,000	1,599,000
144A, 7.5%, 9/15/2027		700,000	764,313
ViaSat, Inc.:
144A, 5.625%, 9/15/2025		1,955,000	1,981,260
144A, 5.625%, 4/15/2027		1,735,000	1,808,737
144A, 6.5%, 7/15/2028		1,490,000	1,569,298
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		699,000	716,807
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		4,855,000	5,117,170
Vodafone Group PLC, 7.0%, 4/4/2079		2,595,000	3,174,345
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	5,280,000	6,100,797
Ziggo BV, 144A, 4.875%, 1/15/2030		4,230,000	4,362,187
			117,436,716
Consumer Discretionary 19.1%
Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR	760,000	886,860
Affinity Gaming, 144A, 6.875%, 12/15/2027		1,770,000	1,861,553
American Axle & Manufacturing, Inc., 6.875%, 7/1/2028 (b)		1,150,000	1,226,187
The accompanying notes are an integral part of the financial statements.
16	|	DWS High Income Fund

	Principal Amount ($)(a)		Value ($)
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		1,090,000	1,237,150
6.875%, 11/1/2035		3,000,000	3,765,000
144A, 9.375%, 7/1/2025		484,000	614,070
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029 (b)		450,000	447,188
Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027		505,000	528,988
Boyd Gaming Corp.:
4.75%, 12/1/2027		890,000	917,314
144A, 4.75%, 6/15/2031		1,510,000	1,557,187
144A, 8.625%, 6/1/2025		1,880,000	2,037,450
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		3,150,000	3,189,375
144A, 6.25%, 7/1/2025		3,870,000	4,074,172
144A, 8.125%, 7/1/2027 (b)		6,380,000	7,172,555
Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025		210,000	221,387
Carnival Corp.:
144A, 5.75%, 3/1/2027		2,515,000	2,599,881
144A, 7.625%, 3/1/2026		1,490,000	1,590,575
144A, 9.875%, 8/1/2027		2,040,000	2,354,387
144A, 10.5%, 2/1/2026		1,175,000	1,363,235
144A, 11.5%, 4/1/2023		352,000	392,920
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	1,500,000	1,796,191
REG S, 4.375%, 5/15/2026	EUR	2,800,000	3,352,889
144A, 6.25%, 5/15/2026		725,000	761,721
144A, 6.75%, 5/15/2025		873,000	921,015
144A, 8.5%, 5/15/2027		750,000	797,813
Dana, Inc.:
5.375%, 11/15/2027		805,000	848,269
5.625%, 6/15/2028		75,000	80,764
Empire Communities Corp., 144A, 7.0%, 12/15/2025		1,200,000	1,254,000
Ford Motor Co.:
4.346%, 12/8/2026		2,350,000	2,502,750
4.75%, 1/15/2043		347,000	363,701
5.291%, 12/8/2046		1,073,000	1,195,054
8.5%, 4/21/2023		1,370,000	1,506,918
9.0%, 4/22/2025		4,090,000	4,918,348
9.625%, 4/22/2030		2,285,000	3,234,360
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		3,421,000	3,515,077
3.625%, 6/17/2031		3,670,000	3,692,937
5.113%, 5/3/2029		1,825,000	2,039,437
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	17

	Principal Amount ($)(a)	Value ($)
5.125%, 6/16/2025	3,450,000	3,747,562
Forestar Group, Inc., 144A, 3.85%, 5/15/2026	1,320,000	1,318,350
Foundation Building Materials, Inc., 144A, 6.0%, 3/1/2029	1,630,000	1,597,400
Hilton Grand Vacations Borrower Escrow LLC:
144A, 4.875%, 7/1/2031	550,000	552,063
144A, 5.0%, 6/1/2029	1,410,000	1,438,200
International Game Technology PLC, 144A, 4.125%, 4/15/2026	1,380,000	1,434,331
Jaguar Land Rover Automotive PLC:
144A, 5.875%, 1/15/2028 (b)	2,105,000	2,112,999
144A, 7.75%, 10/15/2025	1,470,000	1,586,791
M/I Homes, Inc., 4.95%, 2/1/2028	1,890,000	1,977,412
Macy’s Retail Holdings LLC, 144A, 5.875%, 4/1/2029 (b)	2,280,000	2,480,583
MajorDrive Holdings IV LLC, 144A, 6.375%, 6/1/2029	2,860,000	2,764,090
Marriott Ownership Resorts, Inc.:
144A, 4.5%, 6/15/2029	820,000	830,250
144A, 6.125%, 9/15/2025	2,840,000	2,999,750
Mattel, Inc.:
144A, 3.375%, 4/1/2026	1,020,000	1,051,722
144A, 3.75%, 4/1/2029 (b)	800,000	834,000
Meritage Homes Corp., 144A, 3.875%, 4/15/2029	1,600,000	1,680,000
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029	1,420,000	1,446,625
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024	1,470,000	1,396,493
144A, 5.875%, 3/15/2026	3,675,000	3,766,875
NCL Finance Ltd., 144A, 6.125%, 3/15/2028	720,000	747,000
Newell Brands, Inc., 6.0%, 4/1/2046	915,000	1,182,637
Peninsula Pacific Entertainment LLC, 144A, 8.5%, 11/15/2027	950,000	1,020,063
PetSmart, Inc.:
144A, 4.75%, 2/15/2028	595,000	611,363
144A, 7.75%, 2/15/2029	550,000	600,188
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	1,357,000	1,434,878
Prestige Brands, Inc., 144A, 5.125%, 1/15/2028	1,335,000	1,392,372
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026	830,000	847,638
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/2029	1,090,000	1,130,875
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028 (b)	880,000	842,609
144A, 4.25%, 7/1/2026	150,000	146,933
144A, 5.5%, 8/31/2026	490,000	503,691
144A, 5.5%, 4/1/2028 (b)	1,695,000	1,733,661
144A, 9.125%, 6/15/2023	3,300,000	3,586,458
144A, 10.875%, 6/1/2023	1,510,000	1,691,200
The accompanying notes are an integral part of the financial statements.
18	|	DWS High Income Fund

	Principal Amount ($)(a)		Value ($)
144A, 11.5%, 6/1/2025		412,000	470,092
Scientific Games International, Inc.:
REG S, 3.375%, 2/15/2026	EUR	700,000	817,007
144A, 7.0%, 5/15/2028		3,550,000	3,829,562
144A, 7.25%, 11/15/2029		1,850,000	2,078,729
Staples, Inc., 144A, 7.5%, 4/15/2026		1,530,000	1,551,764
Taylor Morrison Communities, Inc.:
144A, 5.125%, 8/1/2030		1,130,000	1,216,185
144A, 5.75%, 1/15/2028		2,415,000	2,690,310
Tenneco, Inc., 144A, 7.875%, 1/15/2029		202,000	225,483
Travel & Leisure Co., 144A, 6.625%, 7/31/2026		1,860,000	2,118,112
TRI Pointe Group, Inc.:
5.25%, 6/1/2027		825,000	891,000
5.7%, 6/15/2028		1,260,000	1,370,250
United Rentals North America, Inc., 5.25%, 1/15/2030		1,300,000	1,423,500
Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027		2,300,000	2,414,885
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025		1,440,000	1,522,800
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027		1,910,000	1,847,925
144A, 7.0%, 2/15/2029		475,000	480,344
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029		240,000	240,000
White Cap Parent LLC, 144A, 8.25%, 3/15/2026		1,150,000	1,187,375
Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028		870,000	906,288
Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028		790,000	824,705
Wynn Macau Ltd., 144A, 5.625%, 8/26/2028		800,000	761,550
ZF Europe Finance BV, REG S, 3.0%, 10/23/2029	EUR	300,000	361,297
			152,534,903
Consumer Staples 2.7%
Albertsons Companies, Inc.:
144A, 4.625%, 1/15/2027		3,320,000	3,482,793
144A, 5.875%, 2/15/2028		870,000	926,550
Chobani LLC, 144A, 4.625%, 11/15/2028		430,000	443,975
Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028 (b)		1,030,000	1,087,814
JBS Finance Luxembourg Sarl, 144A, 3.625%, 1/15/2032		400,000	407,504
JBS U.S.A. Food Co., 144A, 5.75%, 1/15/2028		848,000	890,408
JBS U.S.A. LUX SA:
144A, 5.5%, 1/15/2030		835,000	928,704
144A, 6.5%, 4/15/2029		1,672,000	1,868,460
144A, 6.75%, 2/15/2028		3,607,000	3,909,122
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	19

	Principal Amount ($)(a)	Value ($)
Kraft Heinz Foods Co., 4.25%, 3/1/2031	2,805,000	3,171,112
Pilgrim’s Pride Corp.:
144A, 4.25%, 4/15/2031	1,150,000	1,235,675
144A, 5.875%, 9/30/2027	3,305,000	3,514,041
		21,866,158
Energy 16.6%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029	1,640,000	1,689,200
144A, 5.75%, 3/1/2027 (b)	1,985,000	2,050,604
144A, 5.75%, 1/15/2028	1,285,000	1,331,581
Antero Resources Corp.:
144A, 5.375%, 3/1/2030	750,000	789,863
144A, 7.625%, 2/1/2029	2,485,000	2,778,230
144A, 8.375%, 7/15/2026	653,000	739,673
Apache Corp.:
4.875%, 11/15/2027	770,000	839,700
5.1%, 9/1/2040	870,000	974,383
Archrock Partners LP:
144A, 6.25%, 4/1/2028	3,250,000	3,361,231
144A, 6.875%, 4/1/2027	1,535,000	1,611,750
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	560,000	572,166
144A, 8.25%, 12/31/2028	1,090,000	1,188,100
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	1,090,000	1,106,350
Cheniere Energy Partners LP:
144A, 3.25%, 1/31/2032	480,000	481,584
4.5%, 10/1/2029	4,590,000	4,879,767
Cheniere Energy, Inc., 4.625%, 10/15/2028	380,000	400,425
Chesapeake Energy Corp., 144A, 5.875%, 2/1/2029	1,100,000	1,175,295
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	2,020,000	2,136,150
144A, 7.25%, 3/14/2027	1,511,000	1,608,762
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/2029	970,000	977,275
Comstock Resources, Inc.:
144A, 5.875%, 1/15/2030	520,000	540,800
144A, 6.75%, 3/1/2029	2,340,000	2,527,200
144A, 7.5%, 5/15/2025 (b)	274,000	284,845
Continental Resources, Inc., 144A, 5.75%, 1/15/2031 (b)	1,045,000	1,263,144
DCP Midstream Operating LP:
5.125%, 5/15/2029	1,100,000	1,237,783
5.375%, 7/15/2025	5,357,000	5,919,485
5.625%, 7/15/2027 (b)	705,000	801,938
The accompanying notes are an integral part of the financial statements.
20	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	460,000	466,468
144A, 4.375%, 6/15/2031	460,000	473,800
Endeavor Energy Resources LP:
144A, 5.5%, 1/30/2026	2,340,000	2,439,216
144A, 5.75%, 1/30/2028	1,040,000	1,094,600
144A, 6.625%, 7/15/2025	385,000	405,694
EQM Midstream Partners LP:
144A, 4.5%, 1/15/2029	895,000	928,563
144A, 4.75%, 1/15/2031	1,210,000	1,258,424
5.5%, 7/15/2028	760,000	834,951
144A, 6.0%, 7/1/2025	1,950,000	2,137,590
144A, 6.5%, 7/1/2027	1,100,000	1,237,225
EQT Corp.:
144A, 3.125%, 5/15/2026	70,000	71,758
144A, 3.625%, 5/15/2031 (b)	2,240,000	2,334,080
5.0%, 1/15/2029	1,310,000	1,474,995
6.625%, 2/1/2025	1,490,000	1,705,379
7.5%, 2/1/2030	1,205,000	1,551,076
Genesis Energy LP, 7.75%, 2/1/2028	1,000,000	999,060
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	2,455,000	2,614,943
Hess Midstream Operations LP, 144A, 4.25%, 2/15/2030	740,000	748,325
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	2,395,000	2,460,862
144A, 6.0%, 2/1/2031	1,655,000	1,700,512
144A, 6.25%, 11/1/2028	415,000	430,031
Murphy Oil U.S.A., Inc.:
4.75%, 9/15/2029	805,000	852,294
5.625%, 5/1/2027	855,000	893,475
NuStar Logistics LP:
5.75%, 10/1/2025	1,215,000	1,309,163
6.375%, 10/1/2030	470,000	517,000
Oasis Petroleum, Inc., 144A, 6.375%, 6/1/2026	520,000	544,700
Occidental Petroleum Corp.:
5.5%, 12/1/2025	2,065,000	2,286,987
5.55%, 3/15/2026	1,480,000	1,642,800
6.125%, 1/1/2031	3,925,000	4,711,864
6.45%, 9/15/2036	1,605,000	2,019,291
6.625%, 9/1/2030	3,400,000	4,190,500
8.0%, 7/15/2025	2,495,000	2,979,030
8.5%, 7/15/2027	1,450,000	1,816,023
8.875%, 7/15/2030	1,100,000	1,494,273
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	21

	Principal Amount ($)(a)	Value ($)
Ovintiv, Inc., 7.375%, 11/1/2031	1,550,000	2,102,505
Parkland Corp., 144A, 5.875%, 7/15/2027	1,110,000	1,176,600
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	490,000	511,778
Range Resources Corp.:
144A, 8.25%, 1/15/2029 (b)	3,685,000	4,145,809
9.25%, 2/1/2026	735,000	801,187
Rattler Midstream LP, 144A, 5.625%, 7/15/2025	1,100,000	1,145,430
Renewable Energy Group, Inc., 144A, 5.875%, 6/1/2028	895,000	925,206
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029 (c)	440,000	446,600
SM Energy Co., 6.5%, 7/15/2028 (b)	1,200,000	1,242,384
Southwestern Energy Co.:
144A, 5.375%, 2/1/2029	1,575,000	1,684,951
6.45%, 1/23/2025 (b)	2,134,000	2,349,683
7.75%, 10/1/2027 (b)	1,525,000	1,647,458
8.375%, 9/15/2028 (b)	770,000	872,202
Suburban Propane Partners LP, 144A, 5.0%, 6/1/2031	870,000	902,625
Sunnova Energy Corp., 144A, 5.875%, 9/1/2026	640,000	652,000
Sunoco LP:
4.5%, 5/15/2029 (b)	861,000	873,286
5.875%, 3/15/2028	550,000	580,250
6.0%, 4/15/2027	738,000	768,443
Superior Plus LP, 144A, 4.5%, 3/15/2029	480,000	495,600
Targa Resources Partners LP:
4.875%, 2/1/2031	460,000	496,225
5.0%, 1/15/2028	4,540,000	4,767,000
5.5%, 3/1/2030	1,365,000	1,492,542
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	1,600,000	1,591,888
USA Compression Partners LP:
6.875%, 4/1/2026	2,037,000	2,120,928
6.875%, 9/1/2027	1,450,000	1,534,970
Venture Global Calcasieu Pass LLC:
144A, 3.875%, 8/15/2029	350,000	360,518
144A, 4.125%, 8/15/2031	400,000	417,000
Western Midstream Operating LP, 5.3%, 3/1/2048	380,000	437,950
		132,435,254
Financials 1.3%
Navient Corp.:
5.5%, 1/25/2023	2,909,000	3,039,905
6.125%, 3/25/2024	1,538,000	1,646,814
6.75%, 6/25/2025	1,525,000	1,666,063
OneMain Finance Corp.:
5.375%, 11/15/2029	1,145,000	1,241,008
The accompanying notes are an integral part of the financial statements.
22	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
8.875%, 6/1/2025	770,000	835,450
Pactiv Evergreen Group Issuer, Inc., 144A, 4.375%, 10/15/2028	400,000	401,500
Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	390,000	415,662
WR Grace Holdings LLC, 144A, 5.625%, 8/15/2029	1,140,000	1,174,211
		10,420,613
Health Care 9.4%
180 Medical, Inc., 3.875%, 10/15/2029 (c)	260,000	260,000
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	3,360,000	3,498,600
AdaptHealth LLC:
144A, 4.625%, 8/1/2029	865,000	864,351
144A, 6.125%, 8/1/2028	1,175,000	1,248,438
AHP Health Partners, Inc., 144A, 5.75%, 7/15/2029	1,590,000	1,605,900
Bausch Health Americas, Inc.:
144A, 8.5%, 1/31/2027	2,595,000	2,764,194
144A, 9.25%, 4/1/2026	3,105,000	3,316,062
Bausch Health Companies, Inc., 144A, 6.125%, 4/15/2025	1,945,000	1,985,164
Catalent Pharma Solutions, Inc.:
144A, 3.5%, 4/1/2030	1,580,000	1,580,000
144A, 5.0%, 7/15/2027	1,885,000	1,958,044
Centene Corp., 4.625%, 12/15/2029	3,305,000	3,601,789
Charles River Laboratories International, Inc.:
144A, 3.75%, 3/15/2029	1,000,000	1,021,250
144A, 4.25%, 5/1/2028	1,985,000	2,060,132
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031	1,785,000	1,796,156
144A, 5.625%, 3/15/2027	965,000	1,010,481
144A, 6.0%, 1/15/2029	960,000	1,017,600
144A, 6.125%, 4/1/2030	720,000	699,642
144A, 6.875%, 4/15/2029	1,435,000	1,438,372
Encompass Health Corp.:
4.5%, 2/1/2028	620,000	640,150
4.75%, 2/1/2030	1,521,000	1,599,712
Endo Luxembourg Finance Company I S.a r.l., 144A, 6.125%, 4/1/2029	1,015,000	1,015,000
HCA, Inc., 5.625%, 9/1/2028	4,740,000	5,639,178
HCRX Investments Holdco, LP, 144A, 4.5%, 8/1/2029	1,440,000	1,447,200
IQVIA, Inc., 144A, 5.0%, 5/15/2027	1,055,000	1,095,807
Jazz Securities DAC, 144A, 4.375%, 1/15/2029	430,000	445,609
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027	1,200,000	1,197,000
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	3,850,000	3,744,125
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	23

	Principal Amount ($)(a)	Value ($)
Molina Healthcare, Inc.:
144A, 3.875%, 11/15/2030	1,150,000	1,201,750
144A, 4.375%, 6/15/2028	1,320,000	1,373,302
Mozart Debt Merger Sub, Inc.:
144A, 3.875%, 4/1/2029 (c)	610,000	610,000
144A, 5.25%, 10/1/2029	1,390,000	1,390,000
Organon & Co, 144A, 4.125%, 4/30/2028	4,000,000	4,080,000
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	1,090,000	1,169,025
RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026	810,000	855,563
Select Medical Corp., 144A, 6.25%, 8/15/2026	1,760,000	1,850,816
Syneos Health, Inc., 144A, 3.625%, 1/15/2029	1,500,000	1,495,800
Tenet Healthcare Corp.:
144A, 4.25%, 6/1/2029	1,470,000	1,492,050
4.625%, 7/15/2024 (b)	323,000	327,845
144A, 4.875%, 1/1/2026	2,770,000	2,866,728
144A, 5.125%, 11/1/2027	2,260,000	2,356,050
144A, 6.125%, 10/1/2028	1,255,000	1,318,346
144A, 6.25%, 2/1/2027	1,200,000	1,245,000
144A, 7.5%, 4/1/2025	2,635,000	2,796,394
		74,978,625
Industrials 13.0%
Aadvantage Loyalty IP Ltd.:
144A, 5.5%, 4/20/2026	2,075,000	2,181,344
144A, 5.75%, 4/20/2029	2,020,000	2,176,550
ADT Security Corp., 144A, 4.875%, 7/15/2032	750,000	756,563
Allied Universal Holdco LLC:
144A, 4.625%, 6/1/2028	2,195,000	2,190,287
144A, 6.0%, 6/1/2029	2,415,000	2,383,098
American Airlines, Inc., 144A, 11.75%, 7/15/2025	1,250,000	1,546,875
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/2028	465,000	476,871
Bombardier, Inc.:
144A, 6.0%, 2/15/2028	1,250,000	1,264,062
144A, 7.5%, 3/15/2025	1,450,000	1,480,769
Brundage-Bone Concrete Pumping Holdings, Inc., 144A, 6.0%, 2/1/2026	1,110,000	1,157,175
Builders Firstsource, Inc., 144A, 4.25%, 2/1/2032	1,300,000	1,329,250
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	1,460,000	1,509,640
Clark Equipment Co., 144A, 5.875%, 6/1/2025	780,000	816,075
Covanta Holding Corp., 5.0%, 9/1/2030	1,480,000	1,494,800
CP Atlas Buyer, Inc., 144A, 7.0%, 12/1/2028	435,000	436,088
The accompanying notes are an integral part of the financial statements.
24	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
Delta Air Lines, Inc.:
3.75%, 10/28/2029 (b)	816,000	830,728
144A, 7.0%, 5/1/2025	1,000,000	1,166,250
EnerSys, 144A, 4.375%, 12/15/2027	1,220,000	1,284,050
First Student Bidco, Inc., 144A, 4.0%, 7/31/2029 (b)	1,410,000	1,390,612
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025	1,150,000	1,183,063
144A, 4.25%, 6/1/2025	540,000	556,875
144A, 4.75%, 6/15/2029	400,000	411,000
144A, 5.125%, 12/15/2026	670,000	703,574
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	1,730,000	1,810,012
Howmet Aerospace, Inc.:
3.0%, 1/15/2029	4,850,000	4,891,710
6.875%, 5/1/2025	2,000,000	2,340,040
Imola Merger Corp., 144A, 4.75%, 5/15/2029	5,600,000	5,793,304
Jaguar Holding Co. II:
144A, 4.625%, 6/15/2025	745,000	773,869
144A, 5.0%, 6/15/2028	645,000	694,239
JELD-WEN, Inc., 144A, 4.625%, 12/15/2025	1,250,000	1,269,162
LSF11 A5 Holdco LLC, 6.625%, 10/15/2029 (c)	1,920,000	1,920,000
Madison IAQ LLC:
144A, 4.125%, 6/30/2028	1,340,000	1,340,000
144A, 5.875%, 6/30/2029	970,000	977,275
Masonite International Corp., 144A, 5.375%, 2/1/2028	1,061,000	1,117,233
Metis Merger Sub LLC, 144A, 6.5%, 5/15/2029	920,000	894,700
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	1,920,000	2,087,846
Moog, Inc., 144A, 4.25%, 12/15/2027	2,260,000	2,322,150
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029	1,415,000	1,467,638
Nielsen Finance LLC:
144A, 4.5%, 7/15/2029	460,000	449,788
144A, 5.625%, 10/1/2028	3,870,000	4,015,125
144A, 5.875%, 10/1/2030	1,150,000	1,210,801
Owens & Minor, Inc., 144A, 4.5%, 3/31/2029 (b)	840,000	848,400
Patrick Industries, Inc., 144A, 4.75%, 5/1/2029 (b)	2,040,000	2,080,800
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027	2,380,000	2,283,324
144A, 5.75%, 4/15/2026	1,945,000	2,104,024
144A, 6.25%, 1/15/2028	2,005,000	2,072,729
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/2029 (c)	90,000	92,250
Rolls-Royce PLC, 144A, 5.75%, 10/15/2027	690,000	762,450
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	25

	Principal Amount ($)(a)		Value ($)
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		2,290,000	2,295,725
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		1,757,999	1,971,596
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		3,681,000	3,857,596
TransDigm, Inc.:
4.625%, 1/15/2029		1,685,000	1,682,060
5.5%, 11/15/2027		1,700,000	1,746,750
144A, 6.25%, 3/15/2026		6,675,000	6,958,687
United Airlines, Inc., 144A, 4.375%, 4/15/2026		2,400,000	2,463,000
Vertical Holdco GmbH, 144A, 7.625%, 7/15/2028		430,000	459,563
Vine Energy Holdings LLC, 144A, 6.75%, 4/15/2029		4,960,000	5,353,725
WESCO Distribution, Inc.:
144A, 7.125%, 6/15/2025		540,000	576,250
144A, 7.25%, 6/15/2028		1,485,000	1,644,637
			103,354,057
Information Technology 1.5%
Ahead DB Holdings LLC, 144A, 6.625%, 5/1/2028		1,430,000	1,440,725
ams AG, 144A, 7.0%, 7/31/2025		790,000	847,275
Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025		900,000	960,615
Clarivate Science Holdings Corp.:
144A, 3.875%, 7/1/2028		1,470,000	1,470,000
144A, 4.875%, 7/1/2029		890,000	891,736
Microchip Technology, Inc., 4.25%, 9/1/2025		1,830,000	1,913,687
NCR Corp., 144A, 5.125%, 4/15/2029		2,865,000	2,954,531
Presidio Holdings, Inc.:
144A, 4.875%, 2/1/2027		735,000	758,888
144A, 8.25%, 2/1/2028		500,000	538,125
			11,775,582
Materials 9.7%
Arconic Corp., 144A, 6.125%, 2/15/2028		3,720,000	3,943,274
Cascades, Inc.:
144A, 5.125%, 1/15/2026		155,000	164,775
144A, 5.375%, 1/15/2028		1,340,000	1,408,702
CF Industries, Inc., 5.15%, 3/15/2034		816,000	998,196
Chemours Co.:
4.0%, 5/15/2026	EUR	2,900,000	3,421,575
5.375%, 5/15/2027 (b)		1,170,000	1,261,670
144A, 5.75%, 11/15/2028		4,365,000	4,571,028
Clearwater Paper Corp.:
144A, 4.75%, 8/15/2028		1,210,000	1,243,275
144A, 5.375%, 2/1/2025		1,375,000	1,481,562
The accompanying notes are an integral part of the financial statements.
26	|	DWS High Income Fund

	Principal Amount ($)(a)		Value ($)
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029		458,000	467,733
144A, 4.875%, 3/1/2031 (b)		2,548,000	2,630,810
144A, 6.75%, 3/15/2026		2,600,000	2,772,250
Constellium SE:
144A, 3.75%, 4/15/2029		626,000	609,674
144A, 5.625%, 6/15/2028		580,000	609,345
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		2,960,000	3,078,400
144A, 6.875%, 10/15/2027		5,600,000	5,922,000
Freeport-McMoRan, Inc.:
4.125%, 3/1/2028		3,780,000	3,917,025
4.375%, 8/1/2028		1,270,000	1,328,738
4.625%, 8/1/2030 (b)		1,380,000	1,492,125
5.0%, 9/1/2027		1,475,000	1,537,687
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026		1,560,000	1,544,400
144A, 6.125%, 4/1/2029 (b)		2,005,000	2,099,927
Kaiser Aluminum Corp.:
144A, 4.5%, 6/1/2031		730,000	748,250
144A, 4.625%, 3/1/2028		1,170,000	1,208,025
Kraton Polymers LLC, 144A, 4.25%, 12/15/2025		1,965,000	2,053,425
Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	1,000,000	1,175,725
LABL, Inc., 144A, 6.75%, 7/15/2026		1,450,000	1,522,500
Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/2025		1,525,000	1,515,705
Methanex Corp.:
5.125%, 10/15/2027		2,750,000	2,973,437
5.25%, 12/15/2029 (b)		750,000	811,875
Novelis Corp., 144A, 4.75%, 1/30/2030		5,580,000	5,874,066
Olin Corp., 5.625%, 8/1/2029 (b)		2,296,000	2,524,154
Resolute Forest Products, Inc., 144A, 4.875%, 3/1/2026		875,000	890,313
SCIH Salt Holdings, Inc., 144A, 4.875%, 5/1/2028 (b)		1,730,000	1,738,650
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		2,000,000	2,027,500
Tronox, Inc.:
144A, 4.625%, 3/15/2029		5,495,000	5,467,525
144A, 6.5%, 5/1/2025		480,000	503,842
			77,539,163
Real Estate 4.1%
Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028		1,700,000	1,844,500
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	27

	Principal Amount ($)(a)	Value ($)
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2029	900,000	942,750
144A, (REIT), 5.0%, 7/15/2028	1,045,000	1,089,204
144A, (REIT), 5.25%, 7/15/2030	1,495,000	1,586,539
iStar, Inc.:
(REIT), 4.25%, 8/1/2025	1,445,000	1,500,965
(REIT), 4.75%, 10/1/2024	2,385,000	2,522,137
MGM Growth Properties Operating Partnership LP:
144A, (REIT), 3.875%, 2/15/2029	1,375,000	1,464,375
144A, (REIT), 4.625%, 6/15/2025 (b)	3,319,000	3,576,222
(REIT), 5.75%, 2/1/2027	4,500,000	5,175,000
MPT Operating Partnership LP, (REIT), 4.625%, 8/1/2029	1,990,000	2,135,270
Realogy Group LLC:
144A, 5.75%, 1/15/2029	3,215,000	3,334,791
144A, 7.625%, 6/15/2025	2,625,000	2,803,369
RLJ Lodging Trust LP, 144A, (REIT), 4.0%, 9/15/2029	220,000	219,657
Service Properties Trust, (REIT), 7.5%, 9/15/2025	2,340,000	2,627,212
VICI Properties LP, 144A, (REIT), 3.5%, 2/15/2025	180,000	183,600
WeWork Companies, Inc., 144A, 7.875%, 5/1/2025	1,200,000	1,219,500
XHR LP, 144A, (REIT), 4.875%, 6/1/2029	680,000	698,421
		32,923,512
Utilities 3.1%
AmeriGas Partners LP:
5.5%, 5/20/2025	2,970,000	3,281,256
5.75%, 5/20/2027	1,445,000	1,632,850
Calpine Corp.:
144A, 4.5%, 2/15/2028	2,850,000	2,907,000
144A, 4.625%, 2/1/2029	400,000	394,000
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	1,375,000	1,455,575
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	4,753,000	5,032,239
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031	2,190,000	2,151,127
144A, 5.25%, 6/15/2029	2,205,000	2,345,569
5.75%, 1/15/2028	3,000,000	3,191,250
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	1,290,000	1,344,825
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029	950,000	955,823
		24,691,514
Total Corporate Bonds (Cost $726,792,401)		759,956,097
The accompanying notes are an integral part of the financial statements.
28	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
Loan Participations and Assignments 0.6%
Senior Loans (d)
Brand Energy & Infrastructure Services, Inc., Term Loan, 3-month USD-LIBOR + 4.25%, 5.25%, 6/21/2024	2,182,946	2,168,527
Flex Acquisition Co., Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 4.0%, 2/23/2028	1,144,450	1,143,574
Midas Intermediate Holdco II LLC, Term Loan B, 3-month USD-LIBOR + 7.75%, 8.5%, 12/22/2025	2,010,346	1,924,455
Total Loan Participations and Assignments (Cost $5,220,965)		5,236,556
	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	1,950	8,288
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $1,482,531)	6,700	277,202
Securities Lending Collateral 5.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (f) (g) (Cost $45,453,258)	45,453,258	45,453,258
Cash Equivalents 3.5%
DWS Central Cash Management Government Fund, 0.03% (f) (Cost $27,604,697)	27,604,697	27,604,697
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $806,553,852)	105.0	838,536,098
Other Assets and Liabilities, Net	(5.0)	(40,172,506)
Net Assets	100.0	798,363,592
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	29

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2021 are as follows:
Value ($) at 9/30/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2021	Value ($) at 9/30/2021
Securities Lending Collateral 5.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (f) (g)
19,203,955	26,249,303 (h)	—	—	—	42,544	—	45,453,258	45,453,258
Cash Equivalents 3.5%
DWS Central Cash Management Government Fund, 0.03% (f)
24,264,884	376,489,969	373,150,156	—	—	9,608	—	27,604,697	27,604,697
43,468,839	402,739,272	373,150,156	—	—	52,152	—	73,057,955	73,057,955
*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2021 amounted to $43,603,966, which is 5.5% of net assets.
(c)	When-issued security.
(d)	Variable or floating rate security. These securities are shown at their current rate as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(e)	Investment was valued using significant unobservable inputs.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR
The accompanying notes are an integral part of the financial statements.
30	|	DWS High Income Fund

phase out may extend past 2021 for certain existing contracts. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
At September 30, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	15,670,633	USD	18,312,857	10/29/2021	150,578	Barclays Bank PLC
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$759,956,097	$ —	$759,956,097
Loan Participations and Assignments	—	5,236,556	—	5,236,556
Common Stocks	8,288	—	—	8,288
Warrants	—	—	277,202	277,202
Short-Term Investments (a)	73,057,955	—	—	73,057,955
Derivatives (b)
Forward Foreign Currency Contracts	—	150,578	—	150,578
Total	$73,066,243	$765,343,231	$277,202	$838,686,676
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	31

Statement of Assets and Liabilities
as of September 30, 2021

Assets
Investments in non-affiliated securities, at value (cost $733,495,897) — including $43,603,966 of securities loaned	$ 765,478,143
Investment in DWS Government & Agency Securities Portfolio (cost $45,453,258)*	45,453,258
Investment in DWS Central Cash Management Government Fund (cost $27,604,697)	27,604,697
Foreign currency, at value (cost $9,785)	9,790
Receivable for investments sold — when-issued securities	5,244,704
Receivable for Fund shares sold	5,036,663
Interest receivable	10,819,995
Unrealized appreciation on forward foreign currency contracts	150,578
Other assets	35,829
Total assets	859,833,657
Liabilities
Cash overdraft	1,347,087
Payable upon return of securities loaned	45,453,258
Payable for investments purchased — when-issued securities	8,360,000
Payable for Fund shares redeemed	5,375,164
Accrued management fee	301,754
Accrued Trustees' fees	6,743
Other accrued expenses and payables	626,059
Total liabilities	61,470,065
Net assets, at value	$ 798,363,592
Net Assets Consist of
Distributable earnings (loss)	(16,866,298)
Paid-in capital	815,229,890
Net assets, at value	$ 798,363,592
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
32	|	DWS High Income Fund

Statement of Assets and Liabilities as of September 30, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($578,799,899 ÷ 119,513,280 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.84
Maximum offering price per share (100 ÷ 95.50 of $4.84)	$ 5.07
Class T
Net Asset Value and redemption price per share ($12,497 ÷ 2,578 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.85
Maximum offering price per share (100 ÷ 97.50 of $4.85)	$ 4.97
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($8,855,909 ÷ 1,826,302 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.85
Class R
Net Asset Value, offering and redemption price per share ($1,216,272 ÷ 251,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.84
Class R6
Net Asset Value, offering and redemption price per share ($697,515 ÷ 144,041 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.84
Class S
Net Asset Value, offering and redemption price per share ($37,955,750 ÷ 7,827,745 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.85
Institutional Class
Net Asset Value, offering and redemption price per share ($170,825,750 ÷ 35,227,202 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.85
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	33

Statement of Operations
for the year ended September 30, 2021

Investment Income
Income:
Interest	$ 41,528,394
Income distributions — DWS Central Cash Management Government Fund	9,608
Securities lending income, net of borrower rebates	42,544
Total income	41,580,546
Expenses:
Management fee	3,709,173
Administration fee	783,366
Services to shareholders	933,375
Distribution and service fees	1,516,957
Custodian fee	15,073
Professional fees	117,684
Reports to shareholders	71,565
Registration fees	103,105
Trustees' fees and expenses	26,381
Other	46,860
Total expenses before expense reductions	7,323,539
Expense reductions	(5,413)
Total expenses after expense reductions	7,318,126
Net investment income	34,262,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	21,487,590
Forward foreign currency contracts	(34,422)
Foreign currency	41,906
Payments by affiliates (see Note H)	601
21,495,675
Change in net unrealized appreciation (depreciation) on:
Investments	12,498,622
Forward foreign currency contracts	335,352
Foreign currency	(11,460)
12,822,514
Net gain (loss)	34,318,189
Net increase (decrease) in net assets resulting from operations	$ 68,580,609
The accompanying notes are an integral part of the financial statements.
34	|	DWS High Income Fund

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 34,262,420	$ 35,123,109
Net realized gain (loss)	21,495,675	(12,174,144)
Change in net unrealized appreciation (depreciation)	12,822,514	(3,417,915)
Net increase (decrease) in net assets resulting from operations	68,580,609	19,531,050
Distributions to shareholders:
Class A	(26,515,249)	(28,685,111)
Class T	(542)	(527)
Class C	(463,905)	(738,996)
Class R	(50,330)	(81,498)
Class R6	(14,332)	(4,923)
Class S	(1,803,859)	(1,103,160)
Institutional Class	(7,504,252)	(5,760,876)
Total distributions	(36,352,469)	(36,375,091)
Fund share transactions:
Proceeds from shares sold	234,010,527	303,965,524
Reinvestment of distributions	33,467,359	33,144,908
Payments for shares redeemed	(293,725,085)	(326,848,998)
Net increase (decrease) in net assets from Fund share transactions	(26,247,199)	10,261,434
Increase (decrease) in net assets	5,980,941	(6,582,607)
Net assets at beginning of period	792,382,651	798,965,258
Net assets at end of period	$ 798,363,592	$ 792,382,651

The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	35

Financial Highlights
DWS High Income Fund — Class A
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$4.65	$4.75	$4.67	$4.81	$4.70
Income (loss) from investment operations:
Net investment income[a]	.20	.21	.23	.24	.24
Net realized and unrealized gain (loss)	.21	(.09)	.09	(.13)	.13
Total from investment operations	.41	.12	.32	.11	.37
Less distributions from:
Net investment income	(.22)	(.22)	(.24)	(.25)	(.26)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$4.84	$4.65	$4.75	$4.67	$4.81
Total Return (%)[b]	8.84	2.72	7.10	2.31	7.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	579	588	646	692	763
Ratio of expenses (%)	.94	.95	.96	.95	.95
Ratio of net investment income (%)	4.21	4.60	4.90	5.06	5.01
Portfolio turnover rate (%)	68	97	77	64	77
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
36	|	DWS High Income Fund

DWS High Income Fund — Class T
	Years Ended September 30,				Period Ended
	2021	2020	2019	2018	9/30/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$4.66	$4.76	$4.67	$4.82	$4.80
Income (loss) from investment operations:
Net investment income[b]	.20	.21	.23	.24	.07
Net realized and unrealized gain (loss)	.21	(.09)	.10	(.15)	.04
Total from investment operations	.41	.12	.33	.09	.11
Less distributions from:
Net investment income	(.22)	(.22)	(.24)	(.24)	(.09)
Net asset value, end of period	$4.85	$4.66	$4.76	$4.67	$4.82
Total Return (%)[c]	8.81	2.71	7.07	2.01	2.22 d*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	11	11	10	10
Ratio of expenses before expense reductions (%)	.97	.96	.98	.97	1.09 **
Ratio of expenses after expense reductions (%)	.97	.96	.98	.97	1.05 **
Ratio of net investment income (%)	4.17	4.59	4.87	5.04	4.75 **
Portfolio turnover rate (%)	68	97	77	64	77 [e]
[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	37

DWS High Income Fund — Class C
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$4.66	$4.76	$4.67	$4.82	$4.70
Income (loss) from investment operations:
Net investment income[a]	.17	.18	.19	.20	.20
Net realized and unrealized gain (loss)	.20	(.10)	.10	(.14)	.14
Total from investment operations	.37	.08	.29	.06	.34
Less distributions from:
Net investment income	(.18)	(.18)	(.20)	(.21)	(.22)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$4.85	$4.66	$4.76	$4.67	$4.82
Total Return (%)[b]	7.97	1.91	6.26	1.31	7.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	16	22	30	68
Ratio of expenses (%)	1.73	1.74	1.74	1.70	1.73
Ratio of net investment income (%)	3.44	3.80	4.13	4.30	4.24
Portfolio turnover rate (%)	68	97	77	64	77
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
38	|	DWS High Income Fund

DWS High Income Fund — Class R
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$4.65	$4.75	$4.66	$4.81	$4.69
Income (loss) from investment operations:
Net investment income[a]	.19	.20	.21	.22	.22
Net realized and unrealized gain (loss)	.20	(.10)	.10	(.14)	.14
Total from investment operations	.39	.10	.31	.08	.36
Less distributions from:
Net investment income	(.20)	(.20)	(.22)	(.23)	(.24)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$4.84	$4.65	$4.75	$4.66	$4.81
Total Return (%)[b]	8.49	2.38	6.73	1.73	7.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	1.5	.9	1.1
Ratio of expenses before expense reductions (%)	1.37	1.33	1.37	1.40	1.40
Ratio of expenses after expense reductions (%)	1.27	1.27	1.29	1.30	1.30
Ratio of net investment income (%)	3.89	4.28	4.55	4.71	4.65
Portfolio turnover rate (%)	68	97	77	64	77
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	39

DWS High Income Fund — Class R6
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$4.66	$4.76	$4.67	$4.82	$4.70
Income (loss) from investment operations:
Net investment income[a]	.21	.22	.24	.25	.25
Net realized and unrealized gain (loss)	.20	(.09)	.10	(.14)	.14
Total from investment operations	.41	.13	.34	.11	.39
Less distributions from:
Net investment income	(.23)	(.23)	(.25)	(.26)	(.27)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$4.84	$4.66	$4.76	$4.67	$4.82
Total Return (%)	8.91	3.01	7.39	2.37	8.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	698	150	101	46	44
Ratio of expenses (%)	.65	.69	.69	.70	.69
Ratio of net investment income (%)	4.43	4.85	5.14	5.31	5.27
Portfolio turnover rate (%)	68	97	77	64	77
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
40	|	DWS High Income Fund

DWS High Income Fund — Class S
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$4.66	$4.76	$4.67	$4.82	$4.70
Income (loss) from investment operations:
Net investment income[a]	.21	.22	.24	.25	.24
Net realized and unrealized gain (loss)	.21	(.09)	.10	(.15)	.14
Total from investment operations	.42	.13	.34	.10	.38
Less distributions from:
Net investment income	(.23)	(.23)	(.25)	(.25)	(.26)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$4.85	$4.66	$4.76	$4.67	$4.82
Total Return (%)	9.05 [b]	2.91	7.27	2.26	8.22 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	32	25	22	42
Ratio of expenses before expense reductions (%)	.78	.76	.76	.79	.80
Ratio of expenses after expense reductions (%)	.77	.76	.76	.79	.80
Ratio of net investment income (%)	4.38	4.77	5.09	5.20	5.14
Portfolio turnover rate (%)	68	97	77	64	77
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS High Income Fund	|	41

DWS High Income Fund — Institutional Class
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$4.66	$4.76	$4.67	$4.82	$4.70
Income (loss) from investment operations:
Net investment income[a]	.21	.22	.24	.25	.25
Net realized and unrealized gain (loss)	.21	(.09)	.10	(.14)	.14
Total from investment operations	.42	.13	.34	.11	.39
Less distributions from:
Net investment income	(.23)	(.23)	(.25)	(.26)	(.27)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$4.85	$4.66	$4.76	$4.67	$4.82
Total Return (%)	9.09	2.96	7.35	2.34	8.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	154	104	80	82
Ratio of expenses (%)	.73	.71	.73	.72	.71
Ratio of net investment income (%)	4.41	4.82	5.11	5.28	5.25
Portfolio turnover rate (%)	68	97	77	64	77
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
42	|	DWS High Income Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS High Income Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end investment management company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards
DWS High Income Fund	|	43

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund’s Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public
44	|	DWS High Income Fund

trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management
DWS High Income Fund	|	45

Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of September 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2021, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At September 30, 2021, the Fund had net tax basis capital loss carryforwards of approximately $48,483,000, including short-term losses
46	|	DWS High Income Fund

($4,256,000) and long-term losses ($44,227,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At September 30, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 1,630,797
Capital loss carryforwards	$ (48,483,000)
Net unrealized appreciation (depreciation) on investments	$ 29,990,942
At September 30, 2021, the aggregate cost of investments for federal income tax purposes was $808,545,156. The net unrealized appreciation for all investments based on tax cost was $29,990,942. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $35,240,405 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,249,463.
DWS High Income Fund	|	47

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2021	2020
Distributions from ordinary income*	$ 36,352,469	$ 36,375,091
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
B.	Derivative Instruments
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward
48	|	DWS High Income Fund

currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of September 30, 2021 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2021, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $18,313,000 to $27,361,000 and the investment in forward currency contrats long vs. US dollars had a total contract value generally indicative of a range from $0 to $1,519,000.
The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 150,578
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Unrealized appreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ (34,422)
The above derivative is located in the following Statement of Operations account:
(a)	Net realized gain (loss) from forward foreign currency contracts
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 335,352
The above derivative is located in the following Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
DWS High Income Fund	|	49

As of September 30, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$ 150,578	$ —	$ —	$ 150,578
C.	Purchases and Sales of Securities
During the year ended September 30, 2021, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $529,575,723 and $562,589,723, respectively.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net
50	|	DWS High Income Fund

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%
Accordingly, for the year ended September 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.459% of the Fund’s average daily net assets.
For the period from October 1, 2020 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.02%
Class T	1.02%
Class C	1.77%
Class R	1.27%
Class R6	.77%
Class S	.77%
Institutional Class	.77%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary
DWS High Income Fund	|	51

expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.00%
Class T	1.00%
Class C	1.75%
Class R	1.25%
Class R6	.75%
Class S	.75%
Institutional Class	.75%
For the year ended September 30, 2021, fees waived and/or expenses reimbursed for certain classes are as follows:
Class R	$ 1,210
Class S	4,203
$ 5,413
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2021, the Administration Fee was $783,366, of which $64,265 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
52	|	DWS High Income Fund

fee it receives from the Fund. For the year ended September 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2021
Class A	$ 214,841	$ 35,088
Class T	26	5
Class C	2,985	451
Class R	69	13
Class R6	123	24
Class S	6,681	1,133
Institutional Class	1,022	169
	$ 225,747	$ 36,883
In addition, for the year ended September 30, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 370,680
Class C	11,823
Class R	3,146
Class S	58,372
Institutional Class	192,910
$ 636,931
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2021
Class C	$ 96,165	$ 5,521
Class R	3,158	246
	$ 99,323	$ 5,767
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T, C and R shareholders at an annual rate of up
DWS High Income Fund	|	53

to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2021	Annual Rate
Class A	$ 1,382,555	$ 238,999.23%
Class T	18	9.15%
Class C	31,914	4,058.25%
Class R	3,147	491.25%
	$ 1,417,634	$ 243,557
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2021 aggregated $24,133.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2021, the CDSC for Class C shares aggregated $242. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,313, of which $522 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund
54	|	DWS High Income Fund

does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,202.
E.	Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2021.
DWS High Income Fund	|	55

G.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,050,504	$ 67,996,812	9,177,676	$ 42,010,868
Class C	233,323	1,130,057	528,342	2,408,863
Class R	32,865	159,680	356,683	1,570,333
Class R6	112,299	546,808	17,781	83,730
Class S	7,189,789	34,535,211	5,965,018	27,309,389
Institutional Class	26,805,219	129,641,959	51,177,724	230,582,341
		$ 234,010,527		$ 303,965,524
Shares issued to shareholders in reinvestment of distributions
Class A	4,928,565	$ 23,765,608	5,606,455	$ 25,608,279
Class T	112	542	115	527
Class C	93,751	452,372	150,720	689,710
Class R	10,441	50,330	17,856	81,498
Class R6	2,963	14,332	1,077	4,923
Class S	347,989	1,680,857	218,032	1,000,563
Institutional Class	1,553,019	7,503,318	1,255,107	5,759,408
		$ 33,467,359		$ 33,144,908
Shares redeemed
Class A	(25,737,065)	$ (124,375,140)	(24,406,287)	$ (111,905,034)
Class C	(2,038,021)	(9,861,363)	(1,660,670)	(7,669,575)
Class R	(346,517)	(1,642,521)	(135,130)	(634,446)
Class R6	(3,402)	(16,457)	(7,843)	(32,702)
Class S	(6,541,926)	(31,733,493)	(4,649,400)	(21,260,738)
Institutional Class	(26,083,153)	(126,096,111)	(41,424,997)	(185,346,503)
		$ (293,725,085)		$ (326,848,998)
56	|	DWS High Income Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(6,757,996)	$ (32,612,720)	(9,622,156)	$ (44,285,887)
Class T	112	542	115	527
Class C	(1,710,947)	(8,278,934)	(981,608)	(4,571,002)
Class R	(303,211)	(1,432,511)	239,409	1,017,385
Class R6	111,860	544,683	11,015	55,951
Class S	995,852	4,482,575	1,533,650	7,049,214
Institutional Class	2,275,085	11,049,166	11,007,834	50,995,246
		$ (26,247,199)		$ 10,261,434
H.	Payments by Affiliates
During the year ended September 30, 2021, the Advisor agreed to reimburse the Fund $601 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
I.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
DWS High Income Fund	|	57

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
58	|	DWS High Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 23, 2021
DWS High Income Fund	|	59

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R and Class S; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2021 to September 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
60	|	DWS High Income Fund

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/21	$1,029.00	$1,028.90	$1,024.90	$1,027.30	$1,028.30	$1,030.10	$1,030.20
Expenses Paid per $1,000*	$ 4.78	$ 4.98	$ 8.73	$ 6.45	$ 3.31	$ 4.17	$ 3.87
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/21	$1,020.36	$1,020.16	$1,016.44	$1,018.70	$1,021.81	$1,020.96	$1,021.26
Expenses Paid per $1,000*	$ 4.76	$ 4.96	$ 8.69	$ 6.43	$ 3.29	$ 4.15	$ 3.85
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS High Income Fund	.94%	.98%	1.72%	1.27%	.65%	.82%	.76%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS High Income Fund	|	61

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS High Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
62	|	DWS High Income Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
DWS High Income Fund	|	63

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily
64	|	DWS High Income Fund

prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS High Income Fund	|	65

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
66	|	DWS High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
DWS High Income Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
68	|	DWS High Income Fund

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS High Income Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[5] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021.); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
70	|	DWS High Income Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS High Income Fund	|	71

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYTX	KHYCX	KHYSX	KHYIX
CUSIP Number	25155T 668	25155T 312	25155T 643	25155T 106	25155T 635
Fund Number	008	1708	308	2308	513
For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	KHYRX	KHYQX
CUSIP Number	25155T 205	25155T 460
Fund Number	1568	1600
72	|	DWS High Income Fund

Notes

Notes

Notes

DHIF-2
(R-025362-11 11/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS High Income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$88,496	$0	$7,880	$0
2020	$88,496	$0	$8,565	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$487,049	$0	$494,929
2020	$8,565	$625,431	$0	$633,996

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2021